UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2013

MEDIA ANALYTICS CORPORATION

(Exact name of Registrant as specified in its charter)

Florida	000-54828	45-0966109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1802, 18th Floor, Chinachem Exchange Square 1 Hoi Wan Street Quarry Bay, Hong Kong
(Address of principal executive offices, including zip code)

852-3468-6003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement

On September 11, 2013, Media Analytics Corporation, a Florida corporation (“Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) to report that we entered into a Licensing Agreement with Social Media Broadcasts (SMB) Limited (the “Agreement”), as attached hereto as Exhibit 10.1, in which the Company will have a license to the right to the sales and marketing of the Klarity Analytic Dashboard in Canada, the United States and the United Kingdom (including the Republic of Ireland) for a period of two years (the “License”).

However, this amendment to the Form 8-K as filed on September 11, 2013, is being filed to report that the Agreement has been amended pursuant to the Pursuant to the terms of the Amendment to the Agreement, dated September 17, 2013 (“Amendment”), as attached hereto as Exhibit 10.2, with the following changes:

(a)	an initial non-refundable fixed fee of US$300,000, which has been negotiated to be payable in installments over a 3-year period against technical deliverables by the Licensor to the Licensee;

(b)	an annual technical support fee of US$60,000, which includes product customization, enhancements and upgrades, as well as client technical support and servicing; and

(c)	a 20% royalty payment on all sales of Klarity Analytic Dashboard.

Item 2.01	Completion of Acquisition of Assets

As stated above in Item 1.01, on September 11, 2013 the Company entered into the Agreement and acquired the License.  The acquisition of the License pursuant to the Agreement, and Amendment thereto, has caused the Company to cease being a “shell company” (see Item 5.06 below), pursuant to Item 2.01(f).  The following is information as required on a Form 10 registration statement:

Item 1. Business.

See Item 1.01 above, and Item 1 of the Company’s Annual Report on Form 10-K for the year ended March 31, 2013 (the “10-K”), as incorporated by this reference.  In addition, the Company’s business is going to offer social media tools and solutions that will enable advertisers, publishers and agencies in the U.S. and U.K. markets to gather deep social intelligence, generate true engagements and simplify promotional management. The Company having the License to the Klarity Analytic Dashboard, which is a comprehensive and robust social analytics dashboard, will enable us to deliver detailed comparative metrics from the widest range of social platforms, and will provide the added uniqueness for Western marketers to gain insights into the social behavior of Asian consumers.

Item 1A. Risk Factors.  Not required for smaller reporting companies.

Item 2. Financial Information.  See Item 7 of the 10-K, and Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “10-Q”), which is incorporated by this reference.

Item 3. Properties.  The Company does not own any real estate or other properties.  The Company’s office is located in Suite 1802, 18th Floor, Chinachem Exchange Square, 1 Hoi Wan Street, Quarry Bay, Hong Kong.  This office space is made available to us at no charge.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The following table and information for this Item 4, sets forth certain information disclosed in our definitive Information Statement filed with the SEC on July 30, 2013, as incorporated by this reference, that as of July 29, 2013, by (i) all persons who are known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, and (ii) by each director, director nominee, and executive officer and (iii) by all executive officers and directors as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Stock	Wong Hiu Chung (Stephen Wong)* Suite 1802, 18th Floor, Chinachem Exchange Square, 1 Hoi Wan Street, Quarry Bay, Hong Kong	76,000,000 shares	75.32%

Common Stock	All officers and directors as a group	76,000,000 shares	88.2%

* Mr. Wong serves as the Company’s Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, President and sole Director.

Based on 100,900,000 shares of common stock issued and outstanding as of July 29, 2013.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Changes in Control. We are not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403 of Regulation S-K.

Legal Proceedings

As of the date of this Current Report on Form 8-K, there are no material proceedings to which our director and sole officer Mr. Wong is a party or that is adverse to us.

Item 5. Directors and Officers.

We are dependent on the efforts and abilities of our sole officer and director Stephen Wong. The interruption of his services could have a material adverse effect on our operations and future development, if suitable replacements are not promptly obtained. We have not entered into an employment agreement with our sole officer and director. We cannot guaranty that he will remain with us. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, we cannot guaranty that we will be able to continue to do so. Our sole officer and director will hold office until his resignation or removal.

The following table sets forth information regarding our current executive officer and directors as well as other key members of our management. Our officers and directors will serve one-year terms or until their resignation or removal.

Name	Age	Positions
Stephen Wong	28	CEO, CFO, Secretary, Treasurer, President and sole Director

Mr. Wong has served as our CEO, CFO, Secretary, Treasurer, President and sole Director and our director since June 7, 2013.

Mr. Wong has over six years of experience within the digital marketing and information technology industries.  Mr. Wong specializes in touch screen kiosks, web applications, web designs and social media marketing.  He is the co-founder, and has been the Chief Executive Officer of Social Media Broadcasts (SMB) Limited since 2010, he is the founder and has been a Director of Faithvor Works, a webhosting, applications and e-marketing company, since 2010, and he is the founder and has been Director of Deans Production Limited, an event management and live music service company, since 2009.

Prior to these positions, from 2006 thru 2007, Mr. Wong was the creative director at Touch Media International Limited, a touch screen kiosk e-content and production company.  During this same time period, he was also an IT Consultant for I-Cyber Electronic, a company involved in web applications and hosting.  From 2005 through 2006, Mr. Wong worked as a Project Manager for A-Z Concept Limited a company in the field of digital advertising.

Mr. Wong earned his Bachelor of Arts (Hons.) in marketing from the University of Central Lancashire and completed a certificate in information technology at the Hong Kong Vocation Training Center.

Item 6. Executive Compensation.  See Item 10 of the 10-K, which is incorporated by this reference.

Item 7. Certain Relationships and Related Transactions, and Director Independence.  The Agreement and Amendment thereto, is by and between the Company and Social Media Broadcasts (SMB) Limited.  Stephen Wong, our sole officer and director, is also the CEO of Social Media Broadcasts (SMB) Limited.  Thus because Mr. Wong is providing management services to both companies, a conflict of interest may arise.  At this time, no conflict exists, and both companies are in line with the same goals and objectives.  However, should a conflict of interest arise due to Mr. Wong’s potential competing interests, Mr. Wong will attempt to resolve such conflict by exercising good faith and integrity.  See Item 13 of the 10-K, which is incorporated by this reference.

Item 8. Legal Proceedings. None.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.  See Item 5 of the 10-K, which is incorporated by this reference.

Item 10. Recent Sales of Unregistered Securities. Item 5 of the 10-K, as well as Item 2 of the 10-Q are incorporated by this reference.

Item 11. Description of Registrant’s Securities to be Registered. See Part I of the Company’s registration statement on Form S-1A, Amendment No. 3, dated August 10, 2011.

Item 12. Indemnification of Directors and Officers. See Item 14 of the Company’s registration statement on Form S-1A, Amendment No. 3, dated August 10, 2011.

Item 13. Financial Statements and Supplementary Data. See Item 8 of the 10-K and Item 1 of the 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure. None.

Item 5.06	Change in Shell Company Status

Prior to entering into the Agreement, and the Amendment, the Corporation was a “shell company” as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Agreement and the Amendment have caused the Company to cease being a shell company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description of Document
10.1	Licensing Agreement with Social Media Broadcasts (SMB) Limited dated September 11, 2013 (1)
10.2	Amendment to Licensing Agreement with Social Media Broadcasts (SMB) Limited, dated September 17, 2013

(1)	Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on September 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Wong Hiu Chung (Stephen Wong)
Wong Hiu Chung (Stephen Wong)
President and Director

Dated: November 6, 2013